N-SAR FILING
                  THRIVENT FINANCIAL SECURITIES LENDING TRUST

                  TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3
                  FOR THE FISCAL YEAR ENDING OCTOBER 31, 2009


                                              Par/    Issuer                   Participating  Selling
Fund  Trade Date  CUSIP  Issuer  144A  Price  Amount  Size    Percent  Broker  Underwriters   Concession
----  ----------  -----  ------  ----  -----  ------  ------  -------  ------  -------------  ----------
NONE
----